STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Participant directed investments, at fair value:
Program's interest in the Savings Plan Master Trust (Note 4)	$ 245,719	$ 232,882
Receivables:
Employer contributions	2,829	3,182
Participant contributions	198	190
Dividend receivable	148	0
Notes receivable from participants	3,267	3,160
Total receivables	6,442	6,532
Net Assets Available for Benefits	$ 252,161	$ 239,414